[BLANK ROME LLP LETTERHEAD]

Phone:	(215) 569-5530
Fax:	(215) 832-5530
Email:	stokes@blankrome.com

October 26, 2010

Kevin Rupert
Division of Investment Management
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549-4720

Re:	Cornerstone Strategic Value Fund, Inc. (the “Company”)
SEC File Numbers: 333-168927 and 811-5150

Dear Mr. Rupert:

On behalf of the Company, this letter is in response to the supplemental telephonic comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”), provided on October 20, 2010, regarding the Company’s registration statement on Form N-2 filed under the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940 (“1940 Act”), as amended on September 30, 2010.  Transmitted herewith is a copy of the Pre-Effective Amendment #2 to the Registration Statement on Form N-2, including exhibits, for filing under the 1933 Act and the 1940 Act.

We have set forth below, in boldface type, the text of each comment, followed by the Fund’s responses.

1.         Regarding Original Comment #18 (Explain why the gross expense ratio of 2.01% in the Fund’s Financial Highlights as of December 31, 2009 differs from the gross expense ratio of 1.93% presented in the fee table):  Please use the gross expense ratio set forth in the Fund’s Financial Highlights as of December 31, 2009, rather than annualized expenses as of June 30, 2010.

Response:  The Fund has used the expense ratio of 2.01%, as set forth in the Fund’s Financial Highlights as of December 31, 2009, and has increased such expenses to reflect the expectation that the Fund will increase its investments in unaffiliated closed-end investment companies.

Kevin Rupert
October 26, 2010

2.         Regarding Original Comment #19 (Please recalculate the Example and round the results to the nearest whole dollar):  Please recalculate the Example.

Response:  The Fund has recalculated the Example and revised the narrative to the calculations to reflect that expense amounts are calculated based on an investment in the Fund of $1,000.

3.         Comment.  Please expand the abbreviations used in certain column headings in the table set forth on page 29.

Response:  The Fund has revised the column headings, “ROC” and “NII,” to state “Return-of-Capital” and “Net Investment Income.”

*    *    *    *    *    *    *    *    *    *

In connection with this response to the Staff’s comments, the Fund, hereby reiterates the following:

(1)           The Fund acknowledges that in connection with the comments made by the Staff regarding the Registration Statement, the Staff has not passed generally on the accuracy or adequacy of the disclosure made in the reports;

(2)           The Fund acknowledges that Staff comments or changes to disclosure in response to Staff comments in the filing reviewed by the Staff do not foreclose the Commission from taking any action with respect to the filing; and

(3)           The Fund represents that it will not assert the Staff’s review process as a defense in any action by the Commission or any securities-related litigation against the Fund.

Kevin Rupert
October 26, 2010

Should you have any questions or comments regarding the above, please phone me at (215) 569-5530.

Very truly yours,

/s/ Mary K. Stokes

Mary K. Stokes